UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04888

BNY Mellon Ultra Short Income Fund
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	11/30
Date of reporting period:	11/30/19

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Ultra Short Income Fund

ANNUAL REPORT November 30, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Ultra Short Income Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Ultra Short Income Fund (formerly, Dreyfus Ultra Short Income Fund), covering the 12-month period from December 1, 2018 through November 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, a pivot in stance from the Fed helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely, and the pace of U.S. economic growth remained steady. Nevertheless, concerns over slowing global growth persisted, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, supported in part by central bank policy and consistent consumer spending. Near the end of the period, an announcement by President Trump that the first phase of a trade deal with China had been achieved sent U.S. markets to record highs.

In fixed-income markets, a risk-off mentality prevailed to start the period, fueled in part by equity market volatility. A flight to quality supported price increases for U.S. Treasuries, which continued through the end of 2018, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing accommodative policies. After taking into account the 25-basis-point increase in December 2018, there was a net decrease of 50 basis points in the federal funds rate during the reporting period. Rates across much of the Treasury curve saw a slight increase during the month of November. However, demand for fixed-income instruments during much of the reporting period was strong, which helped to support positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
December 16, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from December 1, 2018 through November 30, 2019, as provided by Bernard W. Kiernan, Jr., Primary Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended November 30, 2019, BNY Mellon Ultra Short Income Fund’s (formerly, Dreyfus Ultra Short Income Fund) Class D shares produced a total return of 1.97%, Institutional shares returned 2.46%, and Class Z shares returned 2.09%.1 In comparison, the Fund’s benchmark, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”), provided a total return of 2.32%.2

Yields of short-term, fixed-income securities declined over the reporting period, amid steady economic growth and an accommodative shift in Federal Reserve (the “Fed”) policy. The Fed implemented one increase and three reductions in short-term interest rates.

The Fund’s Investment Approach

The BNY Mellon Ultra Short Income Fund (the “Fund”) seeks high current income consistent with the maintenance of liquidity and low volatility of principal. To pursue its goal, the Fund normally invests in a broad range of U.S. dollar-denominated debt securities including money market instruments. The Fund is designed to provide a high degree of share price stability, while generating higher returns than money market funds over time, but the Fund is not a money market fund and is not subject to the maturity, quality, liquidity and diversification requirements applicable to money market funds.

Under normal circumstances, the Fund expects to maintain a dollar-weighted average portfolio maturity of 120 days or less and only buys individual securities with remaining maturities of 18 months or less. The Fund only invests in securities that, at the time of purchase, are rated investment grade or in the top three short-term rating categories by at least one nationally recognized statistical rating organization (NRSRO) or, if unrated, determined to be of comparable quality by BNY Mellon Investment Adviser, Inc. The Fund concentrates its investments in the financial services industry.

Economy Slows, Federal Reserve Cuts Interest Rates

At the beginning of the reporting period, the U.S. economy was relatively strong and labor markets were healthy, while core inflation, which excludes food and energy prices, remained subdued. By the end of the period, concerns about the global economy and its possible effect on U.S. growth had prompted the Fed to cut the federal funds rate three times, bringing it to a range of 1.50–1.75%, as concerns eased about an imminent slowdown.

After the rate hike in December 2018, Fed Chairman Jerome Powell made it clear in January 2019 that the Fed would alter its tightening plans if the outlook for growth were to weaken. While the U.S. economy continued to expand, global growth continued to slow, with particular weakness appearing in the manufacturing sector in Europe, as indicated by purchasing managers’ indexes.

By March 2019, a slowing global economy and mixed domestic economic data had led the Fed to back off plans for further rate hikes during the year. Major central banks in other developed markets also implemented more supportive policies.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Despite trade tensions with China, the U.S. economy remained strong relative to other developed economies but slowed relative to its pace in 2018. Gross domestic product grew by 2.0% in the second quarter of 2019 and 2.1% in the third quarter. This followed growth rates of 3.1% in the first quarter and 2.9% for the full year 2018.

The labor market generally remained strong throughout the reporting period, though somewhat weaker than in 2018. Job creation averaged 184,000 during the period, down from 219,000 a year earlier. The low occurred in February 2019, with 56,000, and the high came in January 2019, with 312,000. The unemployment rate remained steady, varying between 3.5% and 4.0%. Wage growth continued to be relatively strong, remaining at or above 3.0%, year-over- year, during the reporting period.

Despite steady economic growth, a strong labor market and rising wages, inflation remained subdued. The “core” Personal Consumption Expenditures (PCE) Price Index, which excludes volatile food and energy prices, stayed below the Fed’s 2.0% target until the third quarter of 2019. As prospects brightened for an interim U.S.-China trade agreement, and the Fed cut interest rates, fears of a growth slowdown eased, economic data became more positive, and the core PCE Price Index hit 2.1%, the highest since the first quarter of 2018.

Fed Takes Wait-and-See Approach

Despite steady growth and strong employment, core inflation during the period remained near the Fed’s target rate, leading the Fed to take a data-dependent approach to future rate actions. Given this environment, we have maintained the fund’s weighted average maturity in a range that is modestly shorter than industry averages. This strategy is intended to capture higher yields when they become available. As always, we have retained our longstanding focus on quality and liquidity.

December 16, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, Fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain Fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 31, 2020, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the Fund’s returns would have been lower.

2 Source: Lipper Inc. — The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the Fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more NRSROs (or unrated, if deemed of comparable quality by BNY Mellon Investment Adviser, Inc.), involve credit and liquidity risks and risk of principal loss.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class Z shares of BNY Mellon Ultra Short Income Fund with a hypothetical investment of $10,000 in the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in Class Z shares of BNY Mellon Ultra Short Income Fund on 11/30/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account applicable fees and expenses on Class Z shares. The Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $100,000 investment in Class D shares of BNY Mellon Ultra Short Income Fund with a hypothetical investment of $100,000 in the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class D shares reflects the performance of the fund’s Class Z shares for the period prior to 11/15/13 (the inception date for Class D shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $100,000 made in Class D shares of BNY Mellon Ultra Short Income Fund on 11/30/09 to a hypothetical investment of $100,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account applicable fees and expenses on Class D shares. The Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $10,000,000 investment in Institutional shares of BNY Mellon Ultra Short Income Fund with a hypothetical investment of $10,000,000 in the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Institutional shares reflects the performance of the fund’s Class Z shares for the period prior to 11/15/13 (the inception date for Institutional shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000,000 made in Institutional shares of BNY Mellon Ultra Short Income Fund on 11/30/09 to a hypothetical investment of $10,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account applicable fees and expenses on Institutional shares. The Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 11/30/19
	Inception Date	1 Year	5 Years	10 Years
Class Z shares	4/6/1987	2.09%	0.79%	0.62%
Class D shares	11/15/2013	1.97%	0.66%	0.54%	†
Institutional shares	11/15/2013	2.46%	1.06%	0.76%	†
ICE BofA Merrill Lynch 3-Month
U.S. Treasury Bill Index		2.32%	1.05%	0.57%

† The total return performance figures presented for Class D shares and Institutional shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 11/15/13 (the inception date for Class D shares and Institutional shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Ultra Short Income Fund from June 1, 2019 to November 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2019

	Class D	Institutional Shares	Class Z
Expense paid per $1,000†	$3.02	$1.01	$2.22
Ending value (after expenses)	$1,008.90	$1,010.80	$1,009.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2019

	Class D	Institutional Shares	Class Z
Expense paid per $1,000†	$3.04	$1.01	$2.23
Ending value (after expenses)	$1,022.06	$1,024.07	$1,022.86

†Expenses are equal to the fund’s annualized expense ratio of .60% for Class D, .20% for Institutional Shares, .44% for Class Z and multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2019

Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)		Value ($)
Asset-Backed Commercial Paper - 12.0%
Antalis	2.04	1/9/20	4,500,000	[a,b]	4,490,970
LMA Americas	2.14	12/10/19	3,480,000	[a,b]	3,478,277
Nieuw Amsterdam Receivables Corp.	2.22	1/8/20	4,000,000	[a,b]	3,992,187
Total Asset-Backed Commercial Paper (cost $11,959,161)			11,961,434
Commercial Paper - 44.2%
Collateralized Commercial Paper V Co., 3 Month LIBOR +.07%	1.96	2/5/20	4,000,000	[c]	4,000,243
Collateralized Commercial Paper V Co., 3 Month LIBOR +.11%	2.01	2/13/20	1,000,000	[c]	1,000,103
Hyundai Capital America	1.84	12/13/19	1,500,000	[b]	1,498,956
Hyundai Capital America	1.91	1/9/20	3,000,000	[b]	2,993,621
Macquarie Bank	1.94	2/26/20	4,000,000	[a,b]	3,981,913
Mondelez International	1.83	12/4/19	4,500,000	[b]	4,498,946
Nationwide Building Society	2.08	3/4/20	2,000,000	[a,b]	1,989,755
Pfizer	2.03	12/12/19	4,000,000	[a,b]	3,997,773
Royal Bank of Canada, 3 Month LIBOR +.09%	2.03	1/24/20	2,000,000	[a,c]	2,000,262
Santander	2.01	2/3/20	4,500,000	[b]	4,485,109
Sumitomo Mitsui Trust Bank (New York)	1.73	12/6/19	4,650,000	[a,b]	4,648,594
The Bank of Nova Scotia, 3 Month EFFE +.36%	1.92	9/2/20	4,000,000	[a,c]	4,000,445
Toyota Motor Credit, 1 Month LIBOR +.12%	2.06	1/30/20	4,500,000	[c]	4,500,995
UBS, 3 Month LIBOR +.32%	2.48	12/19/19	500,000	[a,c]	500,063
Total Commercial Paper (cost $44,094,539)			44,096,778
Negotiable Bank Certificates of Deposit - 30.7%
Bank of Montreal/Chicago II, 3 Month SOFR +.20%	1.75	12/9/19	2,000,000	[c]	2,000,076
Bank of Montreal/Chicago II, 3 Month LIBOR +.06%	1.96	2/3/20	2,000,000	[c]	2,000,321
Commonwealth Bank of Australia/New York, 1 Month LIBOR +.25%	1.95	12/27/19	2,000,000	[c]	2,000,851
Credit Suisse/New York, 3 Month LIBOR +.08%	1.98	2/20/20	1,000,000	[c]	1,000,071
Credit Suisse/New York, 1 Month SOFR +.38%	2.03	12/7/19	4,000,000	[c]	4,001,134
Landesbank Hessen/New York	2.66	1/6/20	1,000,000	[a]	1,001,073
Landesbank Hessen/New York	2.94	1/17/20	900,000	[a]	901,557
Mizuho Bank/New York	1.94	2/28/20	1,500,000	[a]	1,500,158
Mizuho Bank/New York	2.04	1/16/20	3,000,000	[a]	3,000,770

Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)		Value ($)
Negotiable Bank Certificates of Deposit - 30.7% (continued)
MUFG Bank	2.72	2/24/20	3,400,000		3,406,535
MUFG Bank	2.80	2/26/20	1,260,000		1,262,696
Sumitomo Mitsui Banking/New York	1.95	4/22/20	4,000,000	[a]	4,001,298
Wells Fargo Bank, 3 Month LIBOR +.18%	2.16	2/11/20	4,500,000	[c]	4,501,870
Total Negotiable Bank Certificates of Deposit (cost $30,576,150)			30,578,410
Time Deposits - 3.0%
Natixis New York (Cayman) (cost $3,000,000)	1.53	12/2/19	3,000,000		3,000,000
1-Day Yield (%)			Shares
Investment Companies - 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,088,176)	1.63		1,088,176	[d]	1,088,176

STATEMENT OF INVESTMENTS (continued)

Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)	Value ($)
Repurchase Agreements - 9.0%
HSBC Securities USA, Tri-Party Agreement thru BNY Mellon, dated 11/29/19 due at maturity date in the amount of $9,001,305 (fully collateralized by: original par of $9,327,304, Asset-Backed Securities, 2.16%-3.42%, due 12/15/22-4/15/25, valued at $9,450,000) (cost $9,000,000)	1.74	12/2/19	9,000,000	9,000,000
Total Investments (cost $99,718,026)			100.0%	99,724,798
Cash and Receivables (Net)			.0%	287
Net Assets			100.0%	99,725,085

EFFE—Effective Federal Funds Rate

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2019, these securities amounted to $43,485,095 or 43.6% of net assets.

b Security is a discount security. Income is recognized through the accretion of discount.

c Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Banks	80.4
Repurchase Agreements	9.0
Diversified Financials	5.0
Automobiles & Components	4.5
Investment Companies	1.1
100.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 11/30/18 ($)	Purchases ($)	Sales ($)	Value 11/30/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	92,023	52,152,495	51,156,342	1,088,176	1.1	28,396

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including repurchase agreements of $9,000,000) —Note 1(b):
Unaffiliated issuers	98,629,850	98,636,622
Affiliated issuers	1,088,176	1,088,176
Cash		6,627
Interest receivable		227,131
Receivable for shares of Beneficial Interest subscribed		103,544
Prepaid expenses		33,048
		100,095,148
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		15,342
Payable for shares of Beneficial Interest redeemed		278,970
Trustees fees and expenses payable		10,581
Other accrued expenses		65,170
		370,063
Net Assets ($)		99,725,085
Composition of Net Assets ($):
Paid-in capital		107,321,298
Total distributable earnings (loss)		(7,596,213)
Net Assets ($)		99,725,085

Net Asset Value Per Share	Class D	Institutional Shares	Class Z
Net Assets ($)	43,124,336	3,842,693	52,758,056
Shares Outstanding	4,282,404	380,825	5,237,408
Net Asset Value Per Share ($)	10.07	10.09	10.07

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended November 30, 2019

Investment Income ($):
Income:
Interest	2,433,499
Dividends from affiliated issuers	28,396
Total Income	2,461,895
Expenses:
Management fee—Note 3(a)	241,778
Shareholder servicing costs—Note 3(c)	117,786
Distribution fees—Note 3(b)	100,751
Professional fees	87,839
Registration fees	58,325
Prospectus and shareholders’ reports	12,315
Custodian fees—Note 3(c)	7,473
Trustees’ fees and expenses—Note 3(d)	5,826
Loan commitment fees—Note 2	2,334
Miscellaneous	34,977
Total Expenses	669,404
Less—reduction in expenses due to undertaking—Note 3(a)	(182,534)
Net Expenses	486,870
Investment Income—Net	1,975,025
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(403)
Net change in unrealized appreciation (depreciation) on investments	14,997
Net Realized and Unrealized Gain (Loss) on Investments	14,594
Net Increase in Net Assets Resulting from Operations	1,989,619

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2019	2018
Operations ($):
Investment income—net	1,975,025	1,479,742
Net realized gain (loss) on investments	(403)	918
Net change in unrealized appreciation (depreciation) on investments	14,997	(21,657)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,989,619	1,459,003
Distributions ($):
Distributions to shareholders:
Class D	(781,403)	(507,067)
Institutional Shares	(41,601)	(36,233)
Class Z	(1,131,477)	(940,150)
Total Distributions	(1,954,481)	(1,483,450)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class D	13,837,826	16,563,575
Institutional Shares	3,415,334	1,827,412
Class Z	5,484,721	5,421,347
Distributions reinvested:
Class D	756,011	491,398
Institutional Shares	41,601	36,197
Class Z	1,067,370	882,207
Cost of shares redeemed:
Class D	(9,744,287)	(5,889,066)
Institutional Shares	(2,609,360)	(642,870)
Class Z	(10,221,612)	(10,567,162)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	2,027,604	8,123,038
Total Increase (Decrease) in Net Assets	2,062,742	8,098,591
Net Assets ($):
Beginning of Period	97,662,343	89,563,752
End of Period	99,725,085	97,662,343
Capital Share Transactions (Shares):
Class D
Shares sold	1,374,163	1,645,024
Shares issued for distributions reinvested	75,076	48,801
Shares redeemed	(967,655)	(584,836)
Net Increase (Decrease) in Shares Outstanding	481,584	1,108,989
Institutional Shares
Shares sold	338,519	181,289
Shares issued for distributions reinvested	4,124	3,591
Shares redeemed	(258,802)	(63,777)
Net Increase (Decrease) in Shares Outstanding	83,841	121,103
Class Z
Shares sold	544,660	538,366
Shares issued for distributions reinvested	105,995	87,615
Shares redeemed	(1,015,056)	(1,049,371)
Net Increase (Decrease) in Shares Outstanding	(364,401)	(423,390)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class D Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	10.07	10.07	10.07	10.17	10.43
Investment Operations:
Investment income—net[a]	.20	.16	.07	.03	.11
Net realized and unrealized gain (loss) on investments	.00[b]	(.01)	(.00)[b]	(.07)	(.16)
Total from Investment Operations	.20	.15	.07	(.04)	(.05)
Distributions:
Dividends from investment income—net	(.20)	(.15)	(.07)	(.06)	(.21)
Net asset value, end of period	10.07	10.07	10.07	10.07	10.17
Total Return (%)	1.97	1.54	.70	(.39)	(.52)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.75	.81	.89	.72
Ratio of net expenses to average net assets	.60	.60	.60	.60	.60
Ratio of net investment income to average net assets	1.96	1.56	.68	.34	1.02
Portfolio Turnover Rate	-	-	-	51.72	59.09
Net Assets, end of period ($ x 1,000)	43,124	38,260	27,102	14,913	16,261

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Institutional Shares	2019	2018	2017	2016[a]	2015
Per Share Data ($):
Net asset value, beginning of period	10.08	10.09	10.07	10.16	10.43
Investment Operations:
Investment income—net[b]	.22	.19	.11	.06	.13
Net realized and unrealized gain (loss) on investments	.03	(.00)[c]	.02[d]	(.06)	(.17)
Total from investment Operations	.25	.19	.13	-	(.04)
Distributions:
Dividends from investment income—net	(.24)	(.20)	(.11)	(.09)	(.23)
Net asset value, end of period	10.09	10.08	10.09	10.07	10.16
Total Return (%)	2.46	1.97	1.20	.05	(.37)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.52	.52	.53	.61	.45
Ratio of net expenses to average net assets	.20	.20	.20	.24	.35
Ratio of net investment income to average net assets	2.30	1.96	1.09	.62	1.28
Portfolio Turnover Rate	-	-	-	51.72	59.09
Net Assets, end of period ($ x 1,000)	3,843	2,994	1,774	18,405	19,987

a On April 1, 2016, the existing Class I shares were exchanged for Class Y shares and Class Y shares were redesignated as Institutional shares.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

See notes to financial statements.

	Year Ended November 30,
Class Z Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	10.07	10.07	10.08	10.17	10.44
Investment Operations:
Investment income—net[a]	.21	.17	.08	.05	.12
Net realized and unrealized gain (loss) on investments	.00[b]	.00[b]	.00[b,c]	(.07)	(.17)
Total from Investment Operations	.21	.17	.08	(.02)	(.05)
Distributions:
Dividends from investment income—net	(.21)	(.17)	(.09)	(.07)	(.22)
Net asset value, end of period	10.07	10.07	10.07	10.08	10.17
Total Return (%)	2.09	1.68	.75	(.16)	(.38)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.66	.70	.74	.79	.65
Ratio of net expenses to average net assets	.44	.47	.45	.44	.47
Ratio of net investment income to average net assets	2.09	1.65	.83	.48	1.16
Portfolio Turnover Rate	-	-	-	51.72	59.09
Net Assets, end of period ($ x 1,000)	52,758	56,408	60,688	82,454	91,230

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Ultra Short Income Fund (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek high current income consistent with the maintenance of liquidity and low volatility of principal. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus Ultra Short Income Fund to BNY Mellon Ultra Short Income Fund. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class D, Institutional shares and Class Z. Class D shares are sold at net asset value per share directly by the Adviser and through certain banks and fund supermarkets, and as a part of certain wrap-fee programs. Institutional shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share generally to certain shareholders of the fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

NOTES TO FINANCIAL STATEMENTS (continued)

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the fund’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2019 in valuing the fund’s investments:

Assets ($)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Investments in Securities:†
Asset-Backed Commercial Paper	-	11,961,434	-	11,961,434
Commercial Paper	-	44,096,778	-	44,096,778
Investment Companies	1,088,176	-	-	1,088,176
Negotiable Bank Certificates of Deposit	-	30,578,410	-	30,578,410
Repurchase Agreements	-	9,000,000	-	9,000,000
Time Deposits	-	3,000,000	-	3,000,000

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The collateral is held on behalf of the fund by the tri-party administrator with respect to any tri-party agreement. The fund may also jointly enter into one or more repurchase agreements with other funds managed by the Adviser in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $411,507, accumulated capital losses $8,014,492 and unrealized appreciation $6,772.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to November 30, 2019. The fund has $2,952,097 of short-term capital losses and $5,062,395 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2019 and November 30, 2018 were as follows: ordinary income $1,954,481 and $1,483,450, respectively.

(f) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2017-08 and ASU 2018-13 had no impact on the operations of the fund for the period ended November 30, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year, the aggregate expenses of the fund (excluding taxes, brokerage commissions, interest expense and extraordinary expenses) exceed 1½% of the value of the fund’s average daily net assets, the fund may deduct from payments to be made to the Adviser, or the Adviser will bear, such excess expense. During the period

NOTES TO FINANCIAL STATEMENTS (continued)

ended November 30, 2019, there was no reduction in expenses pursuant to the Agreement.

The Adviser has contractually agreed, from December 1, 2018 through March 31, 2020, to waive receipt of a portion of its management fees in the amount of .05% of the value of the fund’s average daily net assets. On or after March 31, 2020, the Adviser may terminate this waiver agreement at any time. The reduction in expenses, pursuant to the undertakings, amounted to $48,356 during the period ended November 30, 2019.

The Adviser has contractually agreed, from December 1, 2018 through March 31, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the total annual fund operating expenses of Class D, Institutional and Class Z shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .35% for Class D and Class Z shares and .20% for Institutional shares of the value of the respective class’ average daily net assets. On or after March 31, 2020, the Adviser may terminate this waiver agreement at any time. The reduction in expenses, pursuant to the undertakings, amounted to $134,178 during the period ended November 30, 2019.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class D shares pay the Distributor for distributing its shares at an annual rate of .25% of the value of its average daily net assets. During the period ended November 30, 2019, Class D shares were charged $100,751 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2019, Class Z shares were charged $51,022 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2019, the fund was charged $37,007 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2019, the fund was charged $7,473 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended November 30, 2019, the fund was charged $1,686 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended November 30, 2019, the fund was charged $11,659 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $20,477, Distribution Plan fees of $8,911, Shareholder Services Plan fees of $4,000, custodian fees of $2,800, Chief Compliance Officer fees of $2,174 and transfer agency fees of $6,697, which are offset against an expense reimbursement currently in effect in the amount of $29,717.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

At November 30, 2019, the cost of investments for federal income tax purposes was $99,718,026; accordingly, accumulated net unrealized

NOTES TO FINANCIAL STATEMENTS (continued)

appreciation on investments was $6,772, consisting of $12,724 gross unrealized appreciation and $5,952 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of BNY Mellon Ultra Short Income Fund (formerly, Dreyfus Ultra Short Income Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Ultra Short Income Fund (the “Fund”) (formerly, Dreyfus Ultra Short Income Fund), including the statements of investments and investments in affiliated issuers, as of November 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
January 28, 2020

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 53.75% of ordinary income dividends paid during the fiscal year ended November 30, 2019 as qualifying interest related dividends.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 120

———————

Francine J. Bovich (68)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 70

———————

J. Charles Cardona (64)

Board Member (2014)

Principal Occupation During Past 5 Years:

• President of the Adviser (2008-2016)

• Chairman (2013-2016) and Executive Vice President (1997-2013) of the Distributor

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Liquidity Funds, Chairman and Director (2019-Present)

No. of Portfolios for which Board Member Serves: 33

———————

Gordon J. Davis (78)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1989-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 53

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Andrew J. Donohue (69)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 56

———————

Isabel P. Dunst (72)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Senior Counsel, Hogan Lovells LLP (2018-2019); Of Counsel (2015-2018); Partner (1990-2014)

No. of Portfolios for which Board Member Serves: 33

———————

Nathan Leventhal (76)

Board Member (2009)

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-Present)

• President of the Palm Beach Opera (2016-Present)

• Chairman of the Avery Fisher Artist Program, Lincoln Center (1997-2014)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches Director (2003-Present)

No. of Portfolios for which Board Member Serves: 47

———————

Robin A. Melvin (56)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-Present); Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Roslyn M. Watson (70)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 56

———————

Benaree Pratt Wiley (73)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts, Director (2004-Present)

No. of Portfolios for which Board Member Serves: 76

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

For More Information

BNY Mellon Ultra Short Income Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class D: DSDDX Institutional: DSYDX Class Z: DSIGX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0542AR1119

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $42,293 in 2018 and $43,533 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,939 in 2018 and $6,822 in 2019.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,860 in 2018 and $3,653 in 2019.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $461 in 2018 and $498 in 2019.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $673,321 in 2018 and $700,014 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Ultra Short Income Fund

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    January 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    January 27, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    January 24, 2020

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)